UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

September 8, 2020

Date of report (Date of earliest event reported)

Independent Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7777 Henneman Way

McKinney, TX 75070-1711

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 562-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	IBTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b- 2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Independent Bank Group, Inc. (the “Company”) updated its investor presentation materials, which will be used by the Company in presentations to current and prospective investors. Attached hereto as Exhibit 99.1 is a copy of the updated materials that the Company will make available at these presentations and will post on its website at www.ibtx.com.

This Current Report on Form 8-K and Exhibit 99.1 hereto are for informational purposes only and shall not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of the Company. This information is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, which is furnished herewith pursuant to and relates to this Item 7.01, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

Exhibit No.	Description

99.1	Presentation materials of Independent Bank Group, Inc.

Exhibit 101.SCH *	Inline XBRL Taxonomy Extension Schema Document

Exhibit 101.CAL *	Inline XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 101.DEF *	Inline XBRL Taxonomy Extension Definition Linkbase Document

Exhibit 101.LAB *	Inline XBRL Taxonomy Extension Label Linkbase Document

Exhibit 101.PRE *	Inline XBRL Taxonomy Extension Presentation Linkbase Document

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK GROUP, INC.

Date: September 8, 2020	By:	/s/ David R. Brooks
David R. Brooks
Chairman of the Board, Chief Executive Officer and President